UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

Wintergreen Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42673	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Room 8326, Block B,

Hongxiang Cultural and Creative Industrial Park,

90 Jiukeshu West Road,

Tongzhou District, Beijing, PRC

(Address of principal executive offices, including zip code)

+ (86)136 5237 1477

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one right to acquire one-eighth (1/8) of one Ordinary Share	WTGUU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	WTG	The Nasdaq Stock Market LLC
Rights, each to acquire one-eighth (1/8) of one Ordinary Share	WTGUR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On May 30, 2025, Wintergreen Acquisition Corp., a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 5,595,000 units (the “Units”), including 595,000 Units issued to the underwriter upon partial exercise of their over-allotment option. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”) and one right entitling the holder thereof to receive one-eighth (1/8th) of one ordinary share of upon consummation of the Company’s initial business combination (the “Rights”).

Concurrent with the closing of the IPO, the Company closed a private placement of an aggregate of 253,875 units (the “Placement Units”) at a price of $10.00 per Placement Unit, generating gross proceeds of $2,538,750 (the “Private Placement”). The Placement Units are identical to the Units sold in the Offering, except as described in the Company’s registration statement on Form S-1 (File No. 333-286795) (the “Registration Statement”), including in part that the initial purchaser agreed not to transfer, assign or sell any of the Placement Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days following the completion of the Company’s initial business combination. The initial purchaser was granted certain demand and piggyback registration rights in connection with the purchase of the Placement Units. The Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2025, in connection with the consummation of the IPO, the appointment of Yongfang Yao, Bingzhao Tan, Xiangxiang Wei, Ru Ding, and Caihong Chen to the board of directors of the Company (the “Board”) became effective. Messrs. Yao and Tan and Mses. Wei, Ding and Chen will serve as directors. Mses. Wei, Ding and Chen are independent directors on the Board. Effective May 30, 2025, Mses. Wei, Ding and Chen were appointed to the Board’s Audit Committee and the Board’s Compensation Committee, with Ms. Caihong Chen serving as chair of the Audit Committee and Ms. Ru Ding serving as chair of the Compensation Committee.

In connection with their appointments to the Board, each member of the Board entered into an indemnity agreement with the Company (the "Indemnity Agreements"). In addition, as previously disclosed on our current report on Form 8-K filed with the SEC on May 28, 2025, the Company, the Sponsor and each of the officers and directors of the Company entered into an insider letter agreement (the "Insider Letter Agreement"). Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Indemnity Agreements and the Insider Letter Agreement do not purport to be complete and are qualified in their entireties by reference to the Indemnity Agreements and the Insider Letter Agreement, copies of which are attached as Exhibits 10.4.1 through 10.4.5 and Exhibit 10.5 hereto, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On May 30, 2025, the Company completed the Offering. Each Unit offered in the Offering consists of one Ordinary Share and one Right, each Right entitles the holder thereof to receive one-eighth (1/8th) of one Ordinary Share upon the consummation of an initial business combination, subject to adjustment, pursuant to the Company’s Registration Statement. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $55,950,000 including the underwriter’s partial exercise of its option to purchase up to an additional 595,000 Units offered by the Company to cover over-allotments.

A total of $50,125,000 of the net proceeds, from the Offering and a portion of the proceeds from the Private Placement (after the offset of the loan of $475,000 drawn from the Sponsor by the Company to initiate the IPO), was deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of May 30, 2025 reflecting receipt of the proceeds upon consummation of the Offering and the Private Placement has been issued by the Company and is attached hereto as Exhibit 99.1.

Also on May 30, 2025, in connection with the closing of the Offering, the Company issued a press release, a copy of which is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 28, 2025, between the Company and D. Boral Capital LLC. (Incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on May 29, 2025)
4.1	Rights Agreement, dated as of May 28, 2025, between Transhare Corporation and the Company. (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 29, 2025)
10.3	Placement Unit Purchase Agreement, dated as of May 27, 2025, between the Company and MACRO DREAM Holdings Limited. (Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 29, 2025)
10.4.1	Form of Indemnity Agreement between the Company and Yongfang Yao. (Incorporated by reference to Exhibit 10.4.1 to the Company’s Current Report on Form 8-K filed on May 29, 2025)
10.4.2	Form of Indemnity Agreement between the Company and Bingzhao Tan. (Incorporated by reference to Exhibit 10.4.2 to the Company’s Current Report on Form 8-K filed on May 29, 2025)
10.4.3	Form of Indemnity Agreement between the Company and Xiangxiang Wei. (Incorporated by reference to Exhibit 10.4.3 to the Company’s Current Report on Form 8-K filed on May 29, 2025)
10.4.4	Form of Indemnity Agreement between the Company and Ru Ding. (Incorporated by reference to Exhibit 10.4.4 to the Company’s Current Report on Form 8-K filed on May 29, 2025)
10.4.5	Form of Indemnity Agreement between the Company and Caihong Chen. (Incorporated by reference to Exhibit 10.4.5 to the Company’s Current Report on Form 8-K filed on May 29, 2025)
10.5	Insider Letter Agreement, dated as of May 28, 2025, among the Company, MACRO DREAM Holdings Limited and each director and officer of the Company. (Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on May 29, 2025)
10.6	Administrative Services Agreement, dated as of May 27, 2025, between the Company and MACRO DREAM Holdings Limited. (Incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on May 29, 2025)
99.1	Audited Balance Sheet dated May 30, 2025.
99.2	Press release dated May 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2025

WINTERGREEN ACQUISITION CORP.

By:	/s/ Yongfang “Fayer” Yao
Name:	Yongfang “Fayer” Yao
Title:	Chief Executive Officer and Director

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